EXHIBIT 12.(b)

                           TURNAROUND INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended February 28, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Arne T. Alsin, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: April 27, 2007        By:  /s/ Arne T. Alsin
                            _________________________________________________
                            Arne T. Alsin
                            Trustee, Chairman, President and Principal
                            Executive Officer
                            Turnaround Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.


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                           TURNAROUND INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended February 28, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Glenn D. Surowiec, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: April 30, 2007
                            By: /s/ Glenn D. Surowiec
                            ________________________________________________
                            Glenn D. Surowiec
                            Treasurer and Principal Financial Officer
                            Turnaround Investment Trust



     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.